Exhibit 10.48

EXECUTION COPY

GENERAL GROWTH PROPERTIES, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of November       , 2010 (this “Agreement”), by and between Teacher Retirement System of Texas, a public pension plan and entity of the State of Texas (“Texas Teachers”), and General Growth Properties, Inc., a Delaware corporation (the “Company”).

R E C I T A L S

WHEREAS, Texas Teachers has, pursuant to the terms of that certain Stock Purchase Agreement, dated as of July 8, 2010, by and between General Growth Properties, Inc., a Delaware corporation, and Texas Teachers (as the same may be amended from time to time, the “Stock Purchase Agreement”) agreed, among other things, to purchase 48,780,488 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”); and

WHEREAS, in case any securities held by Texas Teachers or its transferees are at any time not freely transferable by the holder in accordance with applicable laws, the Company and Texas Teachers desire to define certain registration rights with respect to the Common Stock and certain other securities on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

SECTION 1.  DEFINITIONS

As used in this Agreement, the following terms have the respective meanings set forth below:

Affiliate:  shall mean as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the first Person.  A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise;

Agreement:  shall have the meaning set forth in the Preamble hereto;

Brookfield Holders:  shall mean the “Holders” defined in the Brookfield Registration Rights Agreement;

Brookfield/Fairholme/Pershing Holders:  shall mean, collectively, Brookfield Holders, Fairholme Holders and Pershing Holders;

Brookfield Registration Rights Agreement:  shall mean that certain Registration Rights Agreement, dated as of the date hereof, by and between the Company and Brookfield Retail Holdings LLC (formerly known as REP Investments LLC), a Delaware limited liability company, as amended from time to time;

Commission:  shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

Common Stock:  shall have the meaning set forth in the Recitals hereto;

Company:  shall have the meaning set forth in the Preamble hereto;

Exchange Act:  shall mean the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations promulgated thereunder;

Fairholme Holders:  shall mean the “Holders” defined in the Fairholme Registration Rights Agreement;

Fairholme Registration Rights Agreement:  shall mean that certain Registration Rights Agreement, dated as of the date hereof, by and between the Company and The Fairholme Fund, a series of Fairholme Funds, Inc., a Maryland corporation, and Fairholme Focused Income Fund, a series of Fairholme Funds, Inc., a Maryland corporation, as amended from time to time;

FINRA:  shall mean the Financial Industry Regulatory Authority;

Holder:  shall mean any holder of Registrable Securities subject to this Agreement, solely in their capacity as such, including Permitted Assignees;

Indemnified Party:  shall have the meaning set forth in Section 2(e)(iii) hereof;

Indemnifying Party:  shall have the meaning set forth in Section 2(e)(iii) hereof;

Investor Registration Rights Agreements:  shall mean, collectively, the Brookfield Registration Rights Agreement, the Fairholme Registration Rights Agreement and the Pershing Registration Rights Agreement;

Issuer Free Writing Prospectus:  shall mean an “Issuer Free Writing Prospectus,” as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities;

Losses:  shall have the meaning set forth in Section 2(e)(i) hereof;

Other Stockholders:  shall mean Persons holding shares of Common Stock who, by virtue of agreements with the Company (other than this Agreement), including, without limitation, the Investor Registration Rights Agreements, are entitled to include their securities in any Registration Statement;

Participating Holders:  shall mean Holders participating in the Registration relating to the Registrable Securities;

Permitted Assignees:  shall have the meaning set forth in Section 3(e) hereto;

Pershing Holders:  shall mean the “Holders” defined in the Pershing Registration Rights Agreement;

Pershing Registration Rights Agreement:  shall mean that certain Registration Rights Agreement, dated as of the date hereof, by and between the Company and Pershing Square Capital Management, L.P., on behalf of Pershing Square, L.P., a Delaware limited partnership, Pershing Square II, L.P., a Delaware limited partnership, Pershing Square International, Ltd., a Cayman Islands exempted company, and Pershing Square International V, Ltd., a Cayman Islands exempted company, and Blackstone Real Estate Partners VI L.P., a Delaware limited partnership, Blackstone Real Estate Partners (AIV) VI L.P., a Delaware limited partnership, Blackstone Real Estate Partners VI.F L.P., a Delaware limited partnership, Blackstone Real Estate Partners VI.TE.1 L.P., a Delaware limited partnership, Blackstone Real Estate Partners VI.TE.2 L.P., a Delaware limited partnership, Blackstone Real Estate Holdings VI L.P., a Delaware limited partnership, and Blackstone GGP Principal Transaction Partners L.P., a Delaware limited partnership, as amended from time to time;

Person:  shall mean an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

Prospectus:  shall mean the prospectus (including any preliminary, final or summary prospectus) included in any Registration Statement, all amendments and supplements to such prospectus and all other material incorporated by reference in such prospectus;

Qualifying Employee Stock:  shall mean (i) rights and options issued in the ordinary course of business under employee benefits plans of the Company or any predecessor or otherwise to executives in compensation arrangements approved by the Board of Directors of the Company or any predecessor and any securities issued after the date hereof upon exercise of such rights and options and options issued to employees of the Company or any predecessor as a result of adjustments to options in connection with the reorganization of the Company or any predecessor and (ii) restricted stock and restricted stock units issued after the date hereof in the ordinary course of business under employee benefit plans and securities issued after the date hereof in settlement of any such restricted stock units;

Register, Registered and Registration:  shall mean a registration effected by preparing and (a) filing a Registration Statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Registration Statement, or (b) filing a Prospectus and/or prospectus supplement in respect of an appropriate effective Registration Statement;

Registrable Securities:  shall mean (A) any shares of Common Stock acquired or held by Texas Teachers on or after the date hereof (whether or not acquired pursuant to the Stock Purchase Agreement), (B) (i) any securities of the Company or its Affiliates issued as a dividend or other distribution with respect to, or in exchange for or in conversion, exercise or replacement of, any Registrable Securities described in (A) (the “Initial Securities”) or securities that may become Registrable Securities by virtue of clause (B)(iii) or (ii) any securities of the Company or its Affiliates offered wholly or partly in consideration of the Initial Securities or securities that may become Registrable Securities by virtue of clause (B)(iii) in any tender or exchange offer or (iii) any securities of the Company or its Affiliates issued as a dividend or other distribution with respect to, or in exchange for or in conversion, exercise or replacement of or offered wholly or partly in any tender or exchange offer in consideration of any Registrable Securities described in (B)(i) or (B)(ii) and (C) any Registrable Securities described in (A) or (B) above acquired or held by a Person, for which rights and obligations have been assigned pursuant to and in accordance with the terms of Section 3(e) of this Agreement; provided, that as to any particular Registrable Securities, such securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such securities has been declared effective under the Securities Act and such securities have been disposed of pursuant to such Registration Statement, (ii) after such securities have been sold in accordance with Rule 144 (but not Rule 144A), (iii) after such securities shall have otherwise been transferred and new securities not subject to transfer restrictions under any federal securities laws and not bearing any legend restricting further transfer shall have been delivered by the Company, all applicable holding periods shall have expired, and no other applicable and legally binding restriction on transfer by the holder thereof shall exist, (iv) when such securities are eligible for sale pursuant to Rule 144 under the Securities Act without limitation thereunder on volume or manner of sale, or (v) when such securities cease to be outstanding;

Registration Expenses:  shall mean (a) any and all expenses incurred by the Company and its Subsidiaries in effecting any Registration pursuant to this Agreement, including, without limitation, all (i) Registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any Registration Statements, Prospectuses, Issuer Free Writing Prospectus and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to the terms hereof), (vii) fees and expenses of any special experts retained by the Company in connection with such Registration, (viii) fees and expenses in connection with any review by FINRA of any underwriting arrangements or other terms of the offering, and all reasonable fees and expenses of any “qualified independent underwriter”, (ix) reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities and fees and expenses of counsel, (x) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xi) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering and (xii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the Registration, marketing or selling of the Registrable Securities and (b) reasonable and documented fees and expenses of one counsel for all of the Participating Holders, which counsel shall be selected by the Participating Holder holding the largest number of the Registrable Securities to be sold in the applicable Registration.  Registration Expenses shall not include any out-of-pocket expenses of the Participating Holders;

Registration Statement:  shall mean any registration statement of the Company that covers Registrable Securities (as defined in the Investor Registration Rights Agreements) filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits, financial information and all material incorporated by reference in such registration statement;

Required Shelf Registration Statement: shall have the meaning set forth in Section 2(b) hereof;

Required Shelf Registration Statement Period:  shall have the meaning set forth in Section 2(b) hereof;

Rule 144; Rule 144A:  shall mean Rule 144 and Rule 144A, respectively, under the Securities Act (or any successor provisions then in force);

security, securities:  shall have the meaning set forth in Section 2(a)(1) of the Securities Act;

Securities Act:  shall mean the Securities Act of 1933, as amended (or any successor statute thereto), and the rules and regulations promulgated thereunder;

Selling Expenses:  shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders, other than the fees and expenses of one counsel for all of the Holders, which shall be paid for by the Company in accordance with the terms set forth in clause (b) of the definition of “Registration Expenses” set forth herein;

Shelf Registration Statement: shall mean a “shelf” registration statement of the Company that covers all the Registrable Securities (and may cover other securities of the Company) containing a plan of distribution reasonably satisfactory to the Holders on Form S-3 and under Rule 415 or, if the Company is not then eligible to file on Form S-3, on Form S-1 under the Securities Act, or any successor rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein;

Stock Purchase Agreement:  shall have the meaning set forth in the Recitals hereto; and

Texas Teachers:  shall have the meaning set forth in the Preamble hereto.

SECTION 2.  REGISTRATION RIGHTS

(a)           Piggyback Registration.

(i)            If the Company shall determine to register any of its capital stock (including any warrants) either (x) for its own account or (y) for the account of any Other Stockholder (other than (A) a Registration relating solely to Qualifying Employee Stock, (B) a Registration relating solely to a Rule 145 transaction under the Securities Act or (C) a Registration on any Registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a Registration Statement), the Company will, subject to the conditions set forth in this Section 2(a):

(1)           promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

(2)           subject to Section 2(a)(ii) below and any transfer restrictions any Holder may be a party to, include in such Registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders.  Such written request may specify all or a part of the Holders’ Registrable Securities and shall be received by the Company within ten (10) days after written notice from the Company is given under Section 2(a)(i)(1) above.

(ii)           Underwriting.  If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(a)(i)(1) above.  In such event, the right of each of the Holders to Registration pursuant to this Section 2(a) shall be conditioned upon such Holders’ participation in such underwriting and the inclusion of such Holders’ Registrable Securities in the underwriting to the extent provided herein.  The Holders whose Registrable Securities are to be included in such Registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form for secondary public offerings with the managing underwriter or underwriters selected for underwriting by the Company; provided, however, that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of any Holder or Other Stockholder greater than the obligations of the Holders under Section 2(e)(ii) or Section 2(e)(iv).  Notwithstanding any other provision of this Section 2(a), if any Registration in respect of which any Holder is exercising its rights under this Section 2(a) involves an underwritten public offering (other than a demand Registration pursuant to Section 2(a) of the Investor Registration Rights Agreements, in which case the provisions with respect to priority of inclusion in such Registration set forth in Section 2(a) of the Investor Registration Rights Agreements shall apply) and the managing underwriter or underwriters advises the Company that in its view marketing factors require a limitation on the number of securities to be underwritten, then there shall be included in such underwritten offering the number or dollar amount of securities of the Company that in the opinion of the managing underwriter or underwriters can be sold without adversely affecting such offering, and such number of securities of the Company shall be allocated for inclusion as follows: (1) first all securities of the Company being sold by the Company for its own account or by any Person exercising a contractual right to demand registration (including, without limitation, pursuant to the Investor Registration Rights Agreements); (2) second, all Registrable Securities requested to be included by the Holders, all Registrable Securities (as defined in the Investor Registration Rights Agreements) to be included by the Brookfied/Fairholme/Pershing Holders and securities of the Company being sold by any Person (other than the Brookfied/Fairholme/Pershing Holders) with piggyback registration rights, pro rata, based on the number of shares requested to be included in such registration by such Holders, Brookfield/Fairholme/Pershing Holders and Persons; and (3) third, among any other holders of securities of the Company requesting such registration, pro rata, based on the number of securities requested to be included in such registration by each such holder.  If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he, she or it may elect to withdraw therefrom by providing written notice to the Company and the underwriter, if any.  Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

(b)           Required Shelf Registration Statement.  From and after the declaration of effectiveness by the Commission of the Shelf Registration Statement contemplated by Section 6.1(j) of the Stock Purchase Agreement (the “Required Shelf Registration Statement”) and subject to the terms and limitations of this Section 2, the Company shall use reasonable best efforts to cause such Required Shelf Registration Statement to be continuously effective until the one-year anniversary of the date of this Agreement (the “Required Shelf Registration Statement Period”).  During the Required Shelf Registration Statement Period and in connection with the Required Shelf Registration Statement, the Company will, subject to the terms and limitations of this Section 2, as promptly as reasonably practicable upon notice from any Holder requesting Registration in accordance with the terms of this Section 2(b), cooperate in any shelf take-down by amending or supplementing the Prospectus related to such Registration as may be reasonably requested by such Holder or as otherwise required to reflect the number of Registrable Securities to be sold thereunder.

(c)           Expenses of Registration.  All Registration Expenses incurred in connection with any Registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered (or, in the case of fees and disbursements of counsel and advisors to any Holders that do not constitute Registration Expenses, by the Holders as incurred).

(d)           Registration Procedures.  In the case of each Registration effected by the Company pursuant to this Section 2, the Company will keep the Participating Holders advised in writing as to the initiation of each Registration and as to the completion thereof.  At its expense, the Company will:

(i)            as promptly as practicable, prepare and file with the Commission such pre- and post-effective amendments to such Registration Statement, supplements to the Prospectus and such amendments or supplements to any Issuer Free Writing Prospectus as may be (1)

reasonably requested by any Participating Holder (to the extent such request relates to information relating to such Participating Holder), or (2) necessary to comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(ii)           notify the Participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as promptly as practicable after notice thereof is received by the Company (1) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or Issuer Free Writing Prospectus or any amendment or supplement thereto has been filed, (2) to the extent any of the following relates to the Participating Holders or information supplied by the Participating Holders, of any written comments by the Commission or any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or any order by the Commission or any other regulatory authority preventing or suspending the use of any Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes, (4) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, and (5) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(iii)          promptly notify the Participating Holders and the managing underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of such Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, and when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the Commission, and furnish without charge to the Participating Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(iv)          use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order suspending the use of any Prospectus or any Issuer Free Writing Prospectus;

(v)           deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any

Issuer Free Writing Prospectus and any amendment or supplement thereto as such Participating Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto by such Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities thereby) and such other documents as such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Participating Holder or underwriter;

(vi)          on or prior to the date on which the applicable Registration Statement is declared effective, use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Participating Holder reasonably (in light of such Participating Holder’s intended plan of distribution) requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such Participating Holder to consummate the disposition of the Registrable Securities owned by such Participating Holder pursuant to such Registration Statement; provided, however, that the Company shall not be obligated to effect, or take any action to effect, the registration or qualification of the Registrable Securities under such other securities or “blue sky” laws in any particular jurisdiction in which the Company would be required to execute a general consent to service of process or qualify to do business in effecting such Registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

(vii)         make such representations and warranties to the Participating Holders and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in underwritten public offerings;

(viii)        enter into such customary agreements (including underwriting and indemnification agreements) and take such other actions as the managing underwriter, if any, reasonably requests in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(ix)          use its reasonable best efforts to obtain for delivery to the managing underwriter, if any, an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement, in form and substance as is customarily given to underwriters in an underwritten secondary public offering;

(x)           in the case of an underwritten offering, use reasonable best efforts to obtain for delivery to the Company and the managing underwriter, if any, a “ comfort” letter from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants in an underwritten secondary public offering;

(xi)          cooperate with each Participating Holder and the underwriters, if any, of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xii)         use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed or quoted on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(xiii)        cooperate with the Participating Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates, with requisite CUSIP numbers, representing Registrable Securities to be sold and not bearing any restrictive legends;

(xiv)        in the case of an underwritten offering, make reasonably available the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xv)         use its reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical security instruments into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s);

(xvi)        use its reasonable best efforts to take such actions as are under its control to become or remain a well-known seasoned issuer (as such term in defined in Rule 405 under the Securities Act) and not become an illegible issuer (as such term is defined in Rule 405 under the Securities Act) during the period when such Registration Statement remains in effect; and

(xvii)       make available for inspection by a representative of Participating Holders that are selling at least five percent (5%) of the Registrable Securities included in such Registration (and who is named in the applicable prospectus supplement as a Person who may be deemed to be an underwriter with respect to an offering and sale of Registrable Securities), the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or the managing underwriters(s), at the offices where normally kept, during reasonable business hours, financial and other records and pertinent corporate documents of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested by any such representative, managing underwriter, attorney or accountant in connection with such Registration Statement; provided, that if any such information is identified by the Company as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information and shall sign customary confidentiality agreements reasonably requested by the Company prior to the receipt of such information.

(e)           Indemnification.

(i)            Indemnification by the Company.  With respect to each Registration which has been effected pursuant to this Section 2, the Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, (1) each of the Participating Holders and each of its officers, directors, limited or general partners and members thereof, (2) each member, limited or general partner of each such member, limited or general partner, (3) each of their respective

Affiliates, officers, directors, shareholders, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each underwriter, if any, and each person who controls (within the meaning of the Securities Act or the Exchange Act) any underwriter, against any and all claims, losses, damages, penalties, judgments, suits, costs, liabilities and expenses (or actions in respect thereof) (collectively, the “Losses”) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement (including any Prospectus or Issuer Free Writing Prospectus) or any other document incident to any such Registration, qualification or compliance, (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made not misleading), or (C) any violation by the Company of the Securities Act or the Exchange Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance, and will reimburse each of the Persons listed above, for any reasonable and documented legal and any other expenses reasonably incurred in connection with investigating and defending any such Losses, provided, that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based on any untrue statement or omission based upon written information furnished to the Company by the Participating Holders or underwriter and stated to be specifically for use therein.

(ii)           Indemnification by the Participating Holders.  Each of the Participating Holders agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors and officers and each underwriter, if any, of the Company’s securities covered by such a Registration Statement, each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) or such underwriter, each other Participating Holder and each of their respective officers, directors, partners and members, and each Person controlling such Participating Holder (within the meaning of the Securities Act or the Exchange Act) against any and all Losses arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement (including any Prospectus or Issuer Free Writing Prospectus) or any other document incident to any such Registration, qualification or compliance (including any notification or the like) made by such Participating Holder in writing or (B) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Participating Holder therein not misleading (in the case of any Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made not misleading) and will reimburse the Persons listed above for any reasonable and documented legal or any other expenses reasonably incurred in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in reliance upon and in conformity with written information furnished to the Company by such Participating Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Participating Holders hereunder shall be limited to an amount equal to the net proceeds (after giving effect to any underwriters discounts and commissions) such Participating Holder receives in such Registration.

(iii)          Conduct of the Indemnification Proceedings.  Each party entitled to indemnification under this Section 2(e) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party’s expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2(e) unless the Indemnifying Party is prejudiced thereby.  It is understood and agreed that the Indemnifying Party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate legal counsel for all Indemnified Parties; provided, however, that where the failure to be provided separate legal counsel could potentially result in a conflict of interest on the part of such legal counsel for all Indemnified Parties, separate counsel shall be appointed for Indemnified Parties to the extent needed to alleviate such potential conflict of interest.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(iv)          If the indemnification provided for in this Section 2(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions (or alleged statements or omissions) which resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the obligations of each of the Participating Holders hereunder shall be several and not joint and shall be limited to an amount equal to the net proceeds (after giving effect to any underwriters discounts and commissions) such Participating Holder receives in such Registration and, provided, further, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 2(e)(iv), each Person, if any, who controls an underwriter or agent within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter or agent and each director of the Company, each officer of the Company who signed a Registration Statement, and each Person, if any, who controls the Company or a selling Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or such selling Holder, as the case may be.

(v)           Subject to the limitations on the Holders’ liability set forth in Section 2(e)(ii) and Section 2(e)(iv), the remedies provided for in this Section 2(e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or equity.  The remedies shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and survive the transfer of such securities by such Holder.

(vi)          The obligations of the Company and of the Participating Holders hereunder to indemnify any underwriter or agent who participates in an offering (or any Person, if any controlling such underwriter or agent within the meaning of Section 15 of the Securities Act) shall be conditioned upon the underwriting or agency agreement with such underwriter or agent containing an agreement by such underwriter or agent to indemnify and hold harmless the Company, each of its directors and officers, each other Participating Holder, and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) or such Participating Holder against all Losses, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such underwriter or agent expressly for use in such filings described in this sentence.

(f)            Participating Holders.

(i)            Each of the Participating Holders shall furnish to the Company such information regarding such Participating Holder and its partners and members, and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably requested in connection with any Registration, qualification or compliance referred to in this Section 2.

(ii)           Each Holder agrees that at the time that such Holder is a Participating Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2(d)(iii), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of a supplemented or amended Prospectus or Issuer Free Writing Prospectus or until such Holder is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company all copies, other than any permanent file copies then in such Holder’s possession, of the most recent Prospectus or any

Issuer Free Writing Prospectus covering such Registrable Securities at the time of receipt of such notice.  If the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 2(d)(iii) to the date when the Company shall make available to such Holder a copy of the supplement or amended Prospectus or Issuer Free Writing Prospectus or is advised in writing that the use of the Prospectus or Issuer Free Writing Prospectus may be resumed.

(g)           Rule 144.  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without Registration, the Company agrees to use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements (or, if the Company is not required to file such reports, it will, upon the reasonable request of the Holders holding a majority of the then outstanding Registrable Securities, make publicly available such necessary information for so long as necessary to permit sales pursuant to Rules 144 under the Securities Act).

(h)           Termination.  The registration rights set forth in this Section 2 shall terminate and cease to be available as to any securities held by Texas Teachers and its Permitted Assignees at such time as Texas Teachers or its Permitted Assignee (after owning) first ceases to own any Registrable Securities.

(i)            Lock-Up Agreements.  In the event that any Holder is an Affiliate of the Company at the time of an underwritten public offering by the Company, if requested by the managing underwriter in any such underwritten public offering, such Holder will enter into a customary “lock-up” agreement providing that it will not sell, grant any option for the sale of, or otherwise dispose of any Common Stock outside of such public offering (subject to customary exceptions) for a period of 60 days from the effective date of the Registration Statement pertaining to such Common Stock.

(j)            Notwithstanding any provision of this Agreement to the contrary, if the Company is required to file a post-effective amendment to a Registration Statement to incorporate the Company’s quarterly and annual reports and related financial statements on Form 10-Q and Form 10-K, the Company shall use its reasonable best efforts to promptly file such post-effective amendment and may postpone or suspend effectiveness of such Registration Statement for a period not to exceed thirty (30) consecutive days to the extent the Company determines necessary to comply with applicable securities laws; provided, that the period by which the Company postpones or suspends the effectiveness of a shelf Registration Statement pursuant to this Section 2(j) plus any suspension, deferral or delay pursuant to Section 2(e)(iii) shall not exceed 60 days in the aggregate in any twelve-month period.

SECTION 3.  MISCELLANEOUS

(a)           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to contracts made and to be performed entirely within such State without regard to conflicts of law principles.

(b)           Section Headings.  The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

(c)           Notices.

(i)            All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier:

(1)           if to the Company, to:

General Growth Properties, Inc.

110 N. Wacker Drive

Chicago IL 60606

Attention:    Ronald L. Gern, Esq., General Counsel

Fax: (312) 960-5485

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention:    Malcolm E. Landau, Esq.

                    Matthew D. Bloch, Esq.

Facsimile: (212) 310-8007

(2)           if to Texas Teachers, at the address set forth below or, if to any other Holder, at such other address or facsimile number as may have been furnished to the Company in writing:

Teacher Retirement System of Texas

1000 Red River Street

Austin, Texas 78701-2698

Attention:  Eric L. Lang and Richard Hall

Facsimile:  (512) 370-5103

with a copy (which shall not constitute notice) to:

Fulbright & Jaworski L.L.P.

2200 Ross Avenue, Suite 2800

Dallas, Texas 75201

Attention:  D. Forrest Brumbaugh, Esq.

Facsimile:  (214) 855-8200

(ii)           Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; and if mailed by overnight courier, on the first business day following the date of such mailing.

(d)           Reproduction of Documents.  This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Holders by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Holders may destroy any original document so reproduced.  The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Holders in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(e)           Successors and Assigns.  Neither this Agreement nor any right or obligation hereunder may be assigned in whole or in part by any party without the prior written consent of the other parties hereto and any purported assignment in violation of this provision shall be void; provided, however, that the rights and obligations hereunder of Texas Teachers may be assigned, in whole or in part, to any Person who acquires such Registrable Securities that (i) is an Affiliate of Texas Teachers or (ii) is unable to immediately sell, without limitations (including, but not limited to, any limitation on volume or manner of sale) or restrictions under Rule 144, all Registrable Securities and other shares of Common Stock held by such Person (provided, that for this clause (ii), any such rights and obligations may be assigned solely with respect to such Registrable Securities) (each such Person described in clauses (i) or (ii), a “Permitted Assignee”).  Any assignment pursuant to this Section 3(e) shall be effective and any Person shall become a Permitted Assignee only upon receipt by the Company of (1) a written notice from the transferring Holder stating the name and address of the transferee and identifying the number of shares of Registrable Securities with respect to which the rights under this Agreement are being transferred and, if fewer than all of the rights attributable to a Holder hereunder are to be so transferred, the nature of the rights so transferred and (2) a written instrument by which the transferee agrees to be bound by all of the terms and conditions applicable to a Holder of such Registrable Securities.  Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

(f)            Several Nature of Commitments.  The obligations of each Holder hereunder are several and not joint and several, and relate only to the Registrable Securities held by such Holder from time to time.  No Holder shall bear responsibility to the Company for breach of this Agreement or any information provided by any other Holder.

(g)           Additional Investors.  The parties hereto acknowledge that certain Persons may become stockholders of the Company and the Company may wish to grant such Persons registration rights with respect to the shares of Common Stock issued to such Persons.  The Company may do so in its discretion so long as such registration rights are not inconsistent with or adverse to the registration rights granted to the Holders hereunder.

(h)           Entire Agreement; Amendment and Waiver.  This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior understandings among such parties.  This Agreement may be amended with (and only with) the written consent of the Company and the Holders holding a majority of the then outstanding Registrable Securities and any such amendment shall apply to all Holders and all of their Registrable Securities; provided, that, notwithstanding the foregoing, additional Holders may become party hereto upon an assignment of rights and obligations hereunder pursuant to Section 3(e); provided further, however, that other than as set forth in Section 3(e), the Company may not add additional parties hereto without the consent of Holders holding a majority of the then outstanding Registrable Securities.  The observance of any term of this Agreement may be waived by the party or parties waiving any rights hereunder; provided, that any such waiver shall apply to all Holders and all of their Registrable Securities only if made by Holders holding a majority of then-outstanding Registrable Securities.

(i)            Injunctive Relief.  It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law.  Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

(j)            WAIVER OF JURY TRIAL.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTIONS, SUITS, DEMAND LETTERS, JUDICIAL, ADMINISTRATIVE OR REGULATORY PROCEEDINGS, OR HEARINGS, NOTICES OF VIOLATION OR INVESTIGATIONS ARISING OUT OF OR RELATING TO THIS AGREEMENT.  EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER AND (B) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY.

(k)           No Inconsistent Agreements.  The Company is not currently a party to any agreement which is, or could be inconsistent with, the rights granted to the Holders by this Agreement.

(l)            Severability.  In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

(m)          Counterparts.  This Agreement may be executed in two or more counterparts (including by email or facsimile signature), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

(n)           Interpretation of this Agreement.  Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

(o)           Texas Teachers’ Status as an Entity of the State of Texas.  Texas Teachers has advised the Company that some of Texas Teachers’ contractual rights under this Agreement and the agreements and transactions contemplated hereby may be limited by, and the Company agrees that, Texas Teachers’ obligations hereunder and thereunder are made subject to Texas Law applicable to Texas Teachers as an entity of the State of Texas, including, without limitation, principles of sovereign immunity.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.

GENERAL GROWTH PROPERTIES, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO TRS REGISTRATION RIGHTS AGREEMENT]

TEACHER RETIREMENT SYSTEM OF TEXAS

By:
Name:	Richard Hall
Title:	Director

 [SIGNATURE PAGE TO TRS REGISTRATION RIGHTS AGREEMENT]